UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  December 1, 2023
INSIGHT ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)
_____________________________

Delaware		0-25092	86-0766246
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

2701 East Insight Way,
Chandler,	Arizona		85286
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code:
(480) 333-3000
Not Applicable
(Former name or former address, if changed since last report)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	NSIT	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 1, 2023, Insight Enterprises, Inc. (“Insight”), completed the acquisition (the “Acquisition”) of all of the equity interest in SADA Systems, LLC (successor to SADA Systems, Inc. via conversion) (“SADA”) from Verse Holdco, Inc. (“Verse”), pursuant to an Equity Purchase Agreement (the “Purchase Agreement”) entered into among Insight, SADA, and Verse and its stockholders (collectively, the “Seller Parties”). Insight paid a closing purchase price of $410 million on a cash-free, debt-free basis, subject to certain customary purchase price adjustments. There is an additional earnout and incentive opportunity for the Seller Parties of up to $390 million, with a target of $210 million, based on the SADA business achieving EBITDA and revenue growth performances through 2026.

The Purchase Agreement includes representations, warranties and covenants of the parties that are customary for a transaction of this nature. Each of the Seller Parties will be subject to non-compete and non-solicit restrictions related to the business sold for a period of up to five years. The Purchase Agreement also contains certain indemnification obligations with respect to breaches of representations and warranties and certain other specified matters.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference. The Purchase Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any factual information about Insight or SADA. The representations, warranties and covenants in the Purchase Agreement were made only for the purpose of the Purchase Agreement and solely for the benefit of the parties to the Purchase Agreement as of specific dates. Such representations, warranties and covenants may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, may or may not have been accurate as of any specific date, and may be subject to important limitations and qualifications and may therefore not be complete. The representations, warranties and covenants in the Purchase Agreement may also be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Insight or SADA or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Insight’s public disclosures.

Item 7.01. Regulation FD Disclosure.

On December 1, 2023, Insight issued a press release, attached as Exhibit 99.1, announcing the closing of the Acquisition and that Insight will hold a conference call on December 1, 2023 at 11:00 a.m. Eastern Time (the “Conference Call”). A copy of the press release, which includes information regarding participation in the Conference Call, is furnished herewith as Exhibit 99.1 and incorporated by reference herein. Furnished herewith as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation to be used by Insight during the Conference Call to discuss the Acquisition.

During the Conference Call, Insight will discuss that the inclusion of the SADA business is expected to add $0.20 to $0.30 to Insight’s Adjusted Diluted Earnings Per Share (“Adjusted DEPS”) in December of 2023 and $0.55 to $0.75 for full year 2024. The expected impact to Adjusted DEPS is based on an average share count for the full year of 34.8 million shares, including estimated potential dilution from the warrants relating to the call spread transactions for Insight’s outstanding convertible notes, net of share repurchases completed in the first 11 months of 2023. This outlook excludes acquisition-related intangibles amortization expense, assumes no acquisition- or integration-related expenses, transformation or severance and restructuring expenses, net and no significant change in Insight’s debt instruments.

The foregoing (including the information presented in Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Measures
Adjusted DEPS is adjusted from financial results prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). This non-GAAP measure is used by Insight and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare Insight’s results to those of its competitors. Insight believes that this non-GAAP financial measure is useful to investors because it allows for greater transparency, facilitates comparisons to prior periods and Insight’s competitors’ results and assists in forecasting performance for future periods. This non-GAAP financial measure is not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Adjusted DEPS excludes acquisition-related intangibles amortization expense, assumes no acquisition or integration related expenses, severance and restructuring expenses, net and no significant change in Insight’s debt instruments. Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings, diluted earnings per share and selling and administrative expenses, Insight is unable to reasonably estimate the impact of such expenses, if any, to net earnings and diluted earnings per share. Accordingly, Insight is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the forecasted periods.

Forward-Looking Statements
This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about Insight’s expectations or predictions of future financial or business performance or conditions, including expected Adjusted DEPS for future periods, Insight’s plans, objectives, expectations, beliefs and intentions and other statements including words such as “hope,” “anticipate,” “may,” “believe,” “expect,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in the section of Insight’s Annual Report on Form 10-K titled “Risk Factors,” which was filed with the Security and Exchange Commission (“SEC”) on February 16, 2023. Additionally, there may be other risks that are otherwise described from time to time in the reports that Insight files with the SEC. The forward-looking statements herein represent the judgment of Insight, as of the date hereof, and Insight disclaims any intent or obligation to update forward-looking statements. This document should be read in conjunction with the information included in Insight's press releases, reports and other filings with the SEC. Understanding the information contained in these filings is important in order to fully understand Insight’s reported financial results and Insight’s business outlook for future periods.
Item 9.01.    Financial Statements and Exhibits.

(a) Financial Statements of Business or Funds Acquired.
Insight will file the financial statements required by Item 9.01 (a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.
Insight will file the financial statements required by Item 9.01 (b) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.
(d) Exhibits.

Exhibit Number	Description

2.1(1)(2)	Equity Purchase Agreement, dated as of October 25, 2023, by and among Insight Enterprises, Inc., SADA Systems, Inc., Verse Holdco, Inc., and the stockholders of Verse Holdco, Inc.

99.1	Press release dated December 1, 2023.

99.2	Investor presentation of Insight Enterprises, Inc. dated December 1, 2023.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

(1)    Portions of this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated under the Securities Act because the information is (i) not material and (ii) the type that Insight treats as private or confidential. Insight agrees to furnish an unredacted copy of this exhibit to the SEC upon request.

(2)    Certain schedules and exhibits (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Insight agrees to furnish copies of any such schedules and exhibits (or similar attachments) to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

Date:	December 1, 2023	By:	/s/ Rachael A. Crump
Rachael A. Crump
Chief Accounting Officer